                                                             Exhibit 99.906


      CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
           UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002

I, William G. Papesh, President and Chief Executive Officer of WM Trust I (the "Funds"), certify that to my knowledge:

1. The Form N-CSR of the Funds for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: January 8, 2004

/s/William G. Papesh

President and Chief Executive Officer

WM Trust I

      CERTIFICATION PURSUANT TO SECTION 1350, CHAPTER 63 OF TITLE 18,
           UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906
                     OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey L. Lunzer, Treasurer and Chief Financial Officer of WM Trust I (the "Funds"), certify that to my knowledge:

1. The Form N-CSR of the Funds for the period ended October 31, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds for the period ended October 31, 2003 fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: January 8, 2004

/s/ Jeffrey L. Lunzer

Treasurer and Chief Financial Officer

WM Trust I